Exhibit 99.1

Aerohive Networks Reports First Quarter 2015 Financial Results

SUNNYVALE, CA — May 6, 2015 — Aerohive Networks® (NYSE: HIVE), a leader in controller-less Wi-Fi and cloud-managed mobile networking for the enterprise market, today announced financial results for its first quarter of 2015, ended March 31, 2015.

Financial Summary

Total revenue for the first quarter of 2015 was $25.8 million, a decrease of 9%, compared with $28.2 million for the first quarter of 2014. Software subscription and services revenue was $5.3 million, or 21% of total revenue for the quarter, compared with $3.4 million, or 12% of total revenue for the first quarter of 2014.

For the first quarter of 2015, GAAP net loss was $16.1 million, compared with $8.9 million in the first quarter of 2014. GAAP gross margin was 66.5%, compared with 67.2% in the year-ago period. Non-GAAP net loss for the first quarter of 2015 was $12.2 million, compared with $7.4 million in the first quarter of 2014. Non-GAAP gross margin was 67.2%, compared with 67.5% in the year-ago period.

A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“Our first quarter results were in-line with the revised guidance range we provided on April 13. We remain committed to improving our execution and taking advantage of the large and growing market opportunity in cloud-managed mobile networking,” stated David Flynn, President and Chief Executive Officer. “We are optimistic about the potential for growth from the E-rate program, our new product offerings and new sales leadership. We are confident in our long-term strategy and are focused on clearly differentiating ourselves with scalable, flexible, and cost-effective solutions that enable our customers to succeed.”

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its first quarter 2015 results and outlook for its second quarter of 2015 at 2:00 pm Pacific Time today, May 6, 2015. The call may be accessed by dialing 1-888-329-8893 (toll free) or 1-719-325-2491 (international) and providing the passcode 5587582. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed via dial-in at 1-888-203-1112 with the passcode 5587582 or by webcast on the Investor Relations section of Aerohive’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued growth in 2015, including statements regarding progress on our sales execution, our efforts and investments to increase capacity and revenue diversification, our expectations regarding growth in the Wi-Fi market and our ability to capitalize on that growth and specifically from expanding education opportunities, our new product offerings and new sales leadership. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s reported results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin

•	non-GAAP product gross margin and non-GAAP software subscription and services gross margin

•	non-GAAP operating expenses and non-GAAP functional expenses

•	non-GAAP operating expenses percentage and non-GAAP functional expenses percentage

•	non-GAAP operating loss and non-GAAP operating loss percentage

•	non-GAAP net loss and non-GAAP net loss per share

The Company defines non-GAAP financial measures to exclude share-based compensation, amortization of acquired intangibles and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this press release because they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain non-cash expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP gross profit percentage, non-GAAP operating loss, non-GAAP operating loss percentage, non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	non-GAAP net loss and non-GAAP net loss per share do not reflect the periodic fair value re-measurements related to convertible preferred stock warrants; and

•	other companies, including companies in this industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

About Aerohive Networks

Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our over 20,000 end customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Sunnyvale, CA. For more information, please visit http://www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

The Blueshirt Group

Suzanne Schmidt or Melanie Solomon

(408) 769-6720

ir@aerohive.com

AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2015	December 31, 2014
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$92,660	$98,044
Accounts receivable, net of allowance for doubtful accounts of $88 and $106 as of March 31, 2015 and December 31, 2014, respectively	17,613	24,695
Inventory	11,389	8,360
Prepaid expenses and other current assets	2,106	2,610
Deferred cost of goods sold	913	1,001

Total current assets	124,681	134,710
Property and equipment, net	10,415	8,862
Goodwill	513	513
Other assets	185	169

TOTAL ASSETS	$135,794	$144,254

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$12,666	$10,154
Accrued liabilities	8,539	9,181
Long-term debt, current portion	—	12,451
Deferred revenue, current portion	22,704	22,014

Total current liabilities	43,909	53,800
Long-term debt, non-current	20,000	7,301
Deferred revenue, non-current	25,101	24,141
Other liabilities	760	857

TOTAL LIABILITIES	89,770	86,099

STOCKHOLDERS’ EQUITY:
Preferred stock, par value of $0.001 per share - 25,000,000 and 25,000,000 shares authorized as of March 31, 2015 and December 31, 2014, respectively; no shares issued and outstanding as of March 31, 2015 and December 31, 2014	—	—

Common stock, par value of $0.001 per share - 500,000,000 and 500,000,000 shares authorized as of March 31, 2015 and December 31, 2014, respectively; 46,521,382 and 46,028,908 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	46	46
Additional paid-in capital	212,926	208,998
Accumulated deficit	(166,948)	(150,889)

Total stockholders’ equity	46,024	58,155

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$135,794	$144,254

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2015	2014
Revenue:
Product	$20,480	$24,861
Software subscription and services	5,337	3,371

Total revenue	25,817	28,232
Cost of revenue (1):
Product	6,808	7,882
Software subscription and services	1,828	1,366

Total cost of revenue	8,636	9,248

Gross profit	17,181	18,984

Operating expenses:
Research and development (1)	7,510	6,138
Sales and marketing (1)	18,770	16,569
General and administrative (1)	6,247	4,837

Total operating expenses	32,527	27,544

Operating loss	(15,346)	(8,560)
Interest income	14	1
Interest expense	(754)	(465)
Other income	135	117

Loss before income taxes	(15,951)	(8,907)
Income tax provision	(108)	(20)

Net loss	$(16,059)	$(8,927)

Net loss per share, basic and diluted	$(0.35)	$(1.17)

Weighted-average shares used in computing net loss per share, basic and diluted	46,298,850	7,635,120

(1) Includes stock-based compensation as follows:
Cost of revenue	$165	$45
Research and development	986	351
Sales and marketing	1,497	621
General and administrative	1,174	549

Total stock-based compensation expense	$3,822	$1,566

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited; in thousands)

	Three Months Ended March 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(16,059)	$(8,927)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	619	497
Stock-based compensation	3,822	1,566
Amortization and write-off of debt discount and debt issuance cost	296	43
Re-measurement of convertible preferred stock warrant liability	—	(90)
Changes in operating assets and liabilities:
Accounts receivable, net	7,082	1,734
Inventory	(3,028)	487
Prepaid expenses and other current assets	592	(12)
Other assets	(17)	(73)
Accounts payable	2,543	1,762
Accrued liabilities	(343)	(324)
Other liabilities	(97)	(147)
Deferred revenue	1,650	1,768

Net cash used in operating activities	(2,940)	(1,716)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and intangible assets	(452)	(363)
Capitalized software development costs	(1,789)	(1070)

Net cash used in investing activities	(2,241)	(1,433)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for deferred offering costs	—	(456)
Proceeds from exercise of convertible preferred stock warrants	—	907
Proceeds from exercise of vested stock options	342	978
Shares repurchased for tax withholdings on vesting of restricted stock units	(545)	—
Proceeds from debt borrowings	10,000	—
Repayments of debt	(10,000)	—

Net cash used in (provided by) financing activities	(203)	1,429

Net decrease in cash and cash equivalents	(5,384)	(1,720)
Cash and cash equivalents-beginning of period	98,044	35,023

Cash and cash equivalents-end of period	$92,660	$33,303

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2015	2014
Gross Profit Reconciliations:
GAAP gross profit	$17,181	$18,984
Stock-based compensation	165	45
Amortization of acquired intangible assets	—	41
Non-GAAP gross profit	$17,346	$19,070

Gross Margin Reconciliations:
GAAP gross margin	66.5%	67.2%
Stock-based compensation	0.7%	0.2%
Amortization of acquired intangible assets	—	0.1%
Non-GAAP gross margin	67.2%	67.5%

Product Gross Margin Reconciliations:
GAAP product gross margin	66.8%	68.3%
Stock-based compensation	0.1%	—
Amortization of acquired intangible assets	—	0.2%
Non-GAAP product gross margin	66.9%	68.5%

Software Subscription and Services Gross Margin Reconciliations:
GAAP software subscription and services gross margin	65.7%	59.5%
Stock-based compensation	2.5%	1.0%
Non-GAAP software subscription and services gross margin	68.2%	60.5%

Operating Expenses Reconciliations:
GAAP research and development	$7,510	$6,138
Stock-based compensation	(986)	(351)
Non-GAAP research and development	$6,524	$5,787

GAAP sales and marketing	$18,770	$16,569
Stock-based compensation	(1,497)	(621)
Non-GAAP sales and marketing	$17,273	$15,948

GAAP general and administrative	$6,247	$4,837
Stock-based compensation	(1,174)	(549)
Non-GAAP general and administrative	$5,073	$4,288

GAAP operating expenses	$32,527	$27,544
Stock-based compensation	(3,657)	(1,521)
Non-GAAP operating expenses	$28,870	$26,023

Operating Expenses Percentage Reconciliations:
GAAP research and development percentage	29.1%	21.7%
Stock-based compensation	(3.8)%	(1.2)%
Non-GAAP research and development percentage	25.3%	20.5%

GAAP sales and marketing percentage	72.7%	58.7%
Stock-based compensation	(5.8)%	(2.2)%
Non-GAAP sales and marketing percentage	66.9%	56.5%

GAAP general and administrative percentage	24.2%	17.1%
Stock-based compensation	(4.6)%	(1.9)%
Non-GAAP general and administrative percentage	19.6%	15.2%

GAAP operating expenses percentage	126.0%	97.6%
Stock-based compensation	(14.2)%	(5.4)%
Non-GAAP operating expenses percentage	111.8%	92.2%

Operating Loss Reconciliations:
GAAP operating loss	$(15,346)	$(8,560)
Stock-based compensation	3,822	1,566
Amortization of acquired intangible assets	—	41
Non-GAAP operating loss	$(11,524)	$(6,953)

Operating Loss Percentage Reconciliations:
GAAP operating loss percentage	(59.4)%	(30.3)%
Stock-based compensation	14.8%	5.5%
Amortization of acquired intangible assets	—	0.1%
Non-GAAP operating loss percentage	(44.6)%	(24.7)%

Net Loss Reconciliations:
GAAP net loss	$(16,059)	$(8,927)
Stock-based compensation	3,822	1,566
Amortization of acquired intangible assets	—	41
Periodic re-measurement of convertible preferred stock warrants	—	(90)
Non-GAAP net loss	$(12,237)	$(7,410)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing non-GAAP basic and diluted net loss per share	46,298,850	7,635,120

Earnings Per Share Reconciliations:
Basic and diluted net loss per share on a GAAP basis	$(0.35)	$(1.17)
Stock-based compensation	0.09	0.205
Amortization of acquired intangible assets	—	0.005
Periodic re-measurement of convertible preferred stock warrants	—	(0.012)
Basic and diluted net loss per share on a Non-GAAP basis	$(0.26)	$(0.97)